                                                                    Exhibit 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                February 29, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:      FLORSHEIM GROUP INC.             CASE NO.    02 B 08209


                            SUMMARY OF CASH ACCOUNTS

ENDING BALANCE IN :                                                  1/31/2004                2/29/2004
-------------------                                                  ---------                ---------

      BT Commerical Concentration                                 $         --             $         --

      Associated Bank                                                49,460.09                55,622.50

      BT Commercial Escrow                                          144,008.24               144,008.24

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account                            100,809.27               100,877.51

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account II                         116,967.12               216,456.21
                                                                  ------------             ------------
      TOTAL                                                       $ 411,244.72             $ 516,964.46
                                                                  ============             ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 29, 2004


         DATE                              ASSOCIATED BANK
         ----                              ---------------
       02/01/04                          $        --
       02/02/04                                   --
       02/03/04                                   --
       02/04/04                                   --
       02/05/04                                   --
       02/06/04                                   --
       02/07/04                                   --
       02/08/04                                   --
       02/09/04                                   --
       02/10/04                                   --
       02/11/04                                   --
       02/12/04                                   --
       02/13/04                                   --
       02/14/04                                   --
       02/15/04                                   --
       02/16/04                                   --
       02/17/04                            12,822.00 1)
       02/18/04                                   --
       02/19/04                                   --
       02/20/04                                   --
       02/21/04                                   --
       02/22/04                                   --
       02/23/04                                   --
       02/24/04                               770.00 2)
       02/25/04                                   --
       02/26/04                                   --
       02/27/04                                   --
       02/28/04                                   --
       02/29/04                                   --
                                         -----------
TOTAL RECEIPTS                           $ 13,592.00
                                         ===========

                NOTES:

                1)    Refund of deposit on healthcare plan.
                2)    Accounts receivable collections, net of collection fees.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 29, 2004

                                                SHAW GUSSIS
        DATE                                  PREFERENCE ACCT.
        ----                                  ----------------
     02/01/04                                     $     --
     02/02/04                                           --
     02/03/04                                           --
     02/04/04                                           --
     02/05/04                                        68.24 1)
     02/06/04                                           --
     02/07/04                                           --
     02/08/04                                           --
     02/09/04                                           --
     02/10/04                                           --
     02/11/04                                           --
     02/12/04                                           --
     02/13/04                                           --
     02/14/04                                           --
     02/15/04                                           --
     02/16/04                                           --
     02/17/04                                           --
     02/18/04                                           --
     02/19/04                                           --
     02/20/04                                           --
     02/21/04                                           --
     02/22/04                                           --
     02/23/04                                           --
     02/24/04                                           --
     02/25/04                                           --
     02/26/04                                           --
     02/27/04                                           --
     02/28/04                                           --
     02/29/04                                           --
                                                  --------
TOTAL RECEIPTS                                    $  68.24
                                                  ========


                     1)   Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - FEBRUARY 29, 2004

                                                SHAW GUSSIS
        DATE                                PREFERENCE ACCT.II
        ----                                ------------------
      02/01/04                              $          --
      02/02/04                                         --
      02/03/04                                         --
      02/04/04                                         --
      02/05/04                                         --
      02/06/04                                         --
      02/07/04                                         --
      02/08/04                                         --
      02/09/04                                         --
      02/10/04                                         --
      02/11/04                                         --
      02/12/04                                         --
      02/13/04                                         --
      02/14/04                                         --
      02/15/04                                         --
      02/16/04                                         --
      02/17/04                                         --
      02/18/04                                         --
      02/19/04                                 120,000.00 1)
      02/20/04                                      75.00 2)
      02/21/04                                         --
      02/22/04                                         --
      02/23/04                                         --
      02/24/04                                         --
      02/25/04                                         --
      02/26/04                                         --
      02/27/04                                         --
      02/28/04                                         --
      02/29/04                                         --
                                            -------------
TOTAL RECEIPTS                              $  120,075.00
                                            =============


                     1) Preference recovery.
                     2) Restitution payment.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 29, 2004


FLORSHEIM GROUP INC.                                            ASSOCIATED BANK

        DATE             CHECK NUMBER                         PAYMENTS
        ----             ------------                         --------
      02/06/04               1212                   F. Terrence Blanchard               $ 2,920.74
      02/06/04               1213                   FagelHaber LLC                        4,358.85
      02/20/04               1214                   Ben Alvendia                            150.00
                                                                                        ----------
                          Total                                                         $ 7,429.59
                                                                                        ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - FEBRUARY 29, 2004


                                                                            SHAW GUSSIS
       DATE                  PAYMENTS                                  PREFERENCE ACCOUNT II
       ----                  --------                                  ---------------------
     02/02/04          US Trustee                                         $  1,750.00
     02/03/04          Mark Tunewicz                                           875.00
     02/09/04          F. Terrence Blanchard                                 2,756.25
     02/11/04          Shaw Gussis Fishman                                  12,513.31
     02/11/04          Iron Mountain Record Management                         274.03
     02/17/04          Laura Kooy Reporting                                    163.20
     02/23/04          Logan & Company                                         865.60
     02/23/04          Leslie T Welsh Inc.                                   1,388.52
                                                                          -----------
                                                                          $ 20,585.91
                                                                          ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  FEBRUARY 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                                 POST-PETITION
                                                                                     LOAN
        DATE                 PAYMENTS                  BORROWINGS                   BALANCE
        ----                 --------                  ----------                   -------
OPENING BALANCE                                                                  $7,101,059.88
02/01/04                       $ --                        $ --                   7,101,059.88
02/02/04                         --                          --                   7,101,059.88
02/03/04                         --                          --                   7,101,059.88
02/04/04                         --                          --                   7,101,059.88
02/05/04                         --                          --                   7,101,059.88
02/06/04                         --                          --                   7,101,059.88
02/07/04                         --                          --                   7,101,059.88
02/08/04                         --                          --                   7,101,059.88
02/09/04                         --                          --                   7,101,059.88
02/10/04                         --                          --                   7,101,059.88
02/11/04                         --                          --                   7,101,059.88
02/12/04                         --                          --                   7,101,059.88
02/13/04                         --                          --                   7,101,059.88
02/14/04                         --                          --                   7,101,059.88
02/15/04                         --                          --                   7,101,059.88
02/16/04                         --                          --                   7,101,059.88
02/17/04                         --                          --                   7,101,059.88
02/18/04                         --                          --                   7,101,059.88
02/19/04                         --                          --                   7,101,059.88
02/20/04                         --                          --                   7,101,059.88
02/21/04                         --                          --                   7,101,059.88
02/22/04                         --                          --                   7,101,059.88
02/23/04                         --                          --                   7,101,059.88
02/24/04                         --                          --                   7,101,059.88
02/25/04                         --                          --                   7,101,059.88
02/26/04                         --                          --                   7,101,059.88
02/27/04                         --                          --                   7,101,059.88
02/28/04                         --                          --                   7,101,059.88
02/29/04                         --                          --                   7,101,059.88
                               ----                        ----
Total                          $ --                        $ --
                               ====                        ====

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

 CASE NAME:  FLORSHEIM GROUP INC.                 CASE NO.            02 B 08209


                            STATEMENT OF AGED RECEIVABLES

                                 FEBRUARY 29, 2004

ACCOUNTS RECEIVABLE:

             Beginning of Month Balance                     $ 355,447
                                                            ---------
             Add: Sales on Account                                 --
                                                            ---------
             Less: Collections                                  1,000
                                                            ---------
             Adjustments                                           --
                                                            ---------
             End of the Month Balance                       $ 354,447
                                                            ---------

 Note - All accounts receivable are fully reserved.


 0-30     31-60     61-90      OVER 90     END OF MONTH
 DAYS      DAYS     DAYS        DAYS          TOTAL
------    ------    -----     ----------    ----------
 $ --      $ --     $ --      $ 354,447     $ 354,447
 ====      ====     ====      =========     =========


                   ACCOUNTS PAYABLE AGING - FEBRUARY 29, 2004

                    0-30          31-60         61-90       Over 90     End of Month
                    Days           Days          Days         Days         Total
                    ----           ----          ----         ----         -----
   Wholesale      $ 26,492       $ 32,703       $ 3,063    $ 554,996     $ 617,254
   Retail               --             --            --       75,979        75,979
                  --------       --------       -------    ---------     ---------
   Total          $ 26,492       $ 32,703       $ 3,063    $ 630,975     $ 693,233
                  ========       ========       =======    =========     =========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:   FLORSHEIM GROUP INC.                     CASE NO.        02 B 08209


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED FEBRUARY 29, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

             1.   Federal Income Taxes             Yes (x)         No (  )
             2.   FICA withholdings                Yes (x)         No (  )
             3.   Employee's withholdings          Yes (x)         No (  )
             4.   Employer's FICA                  Yes (x)         No (  )
             5.   Federal Unemployment Taxes       Yes (x)         No (  )
             6.   State Income Taxes               Yes (x)         No (  )
             7.   State Employee withholdings      Yes (x)         No (  )
             8.   All other state taxes            Yes (x)         No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                         /s/ F. Terrence Blanchard
                                         --------------------------------------
                                         For the Debtor In Possession (Trustee)

                                         Print or type name and capacity of
                                         person signing this Declaration:

                                         F. Terrence Blanchard
                                         --------------------------------------
                                         President and Chief Financial Officer
                                         Florsheim Group Inc.


DATED:  March 9, 2004